Northwestern Mutual Series Fund, Inc.

Supplement Dated October 16, 2013 to the

Statement of Additional Information Dated May 1, 2013

This Supplement revises certain information contained in the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2013, as supplemented on August 1, 2013 (“SAI”). You should read this Supplement together with the SAI.

Portfolio Manager Change to the Focused Appreciation Portfolio

Effective May 31, 2013, A. Douglas Rao replaced Ron Sachs as the portfolio manager for the Focused Appreciation Portfolio (“Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-103 is hereby amended to delete reference to Mr. Sachs and add Mr. Rao’s information as of such date, as follows:

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
A. Douglas Rao	Focused Appreciation Portfolio	6 registered investment companies with $6.4 billion in total assets under management, including 2 accounts with $4.1 billion in assets for which the advisory fee is based on the performance of the account.	1 other pooled investment vehicle with $29.3 million in total assets under management	3 other accounts with $930.4 million in total assets under management

Appointment of Sub-Advisers for Certain Portfolios

On May 9, 2013, the Fund’s Board of Directors approved Investment Sub-Advisory Agreements with The Boston Company Asset Management, LLC, Fayez Sarofim & Co., William Blair & Company, L.L.C. and Wellington Management Company, LLP relating, respectively, to the Fund’s Growth Stock, Large Cap Core Stock, Mid Cap Growth Stock and Small Cap Growth Stock Portfolios (collectively, the “Portfolios”). Each new sub-adviser began providing sub-advisory services on July 1, 2013. In approving the Investment Sub-Advisory Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of these changes, certain sections of the SAI shall be amended as noted below.

The Sub-Advisers

The Sub-Advisers section beginning on page B-67 is amended to include the following:

The Boston Company Asset Management, LLC (“The Boston Company”), BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, serves as sub-adviser for the

Growth Stock Portfolio. Founded in 1970, The Boston Company is part of BNY Mellon Asset Management, one of the world’s leading asset management organizations, encompassing BNY Mellon’s affiliated investment management firms and global distribution companies. For services to the Growth Stock Portfolio, the Growth Stock Portfolio pays The Boston Company a fee based on the average daily net assets of the Portfolio at the following rates: 0.30% on the first $100 million of assets, 0.25% on the next $400 million, and 0.20% on assets over $500 million. As of July 31, 2013, The Boston Company’s assets under management were approximately $44.7 billion.

Fayez Sarofim & Co. (“Sarofim & Co.”), 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010, serves as sub-adviser for the Large Cap Core Stock Portfolio. For over five decades since their founding in 1958, they have focused exclusively on investment management. For services to the Large Cap Core Stock Portfolio, the Large Cap Core Stock Portfolio pays Sarofim & Co. a fee based on the average daily net assets of the Portfolio at the following rates: 0.75% on the first $2 million of assets, 0.50% on the next $18 million, 0.40% on the next $20 million, 0.35% on the next $20 million, and 0.20% on assets over $60 million. As of July 31, 2013, Sarofim & Co.’s assets under management were approximately $30 billion.

William Blair & Company, L.L.C. (“William Blair”), 222 West Adams Street, Chicago, Illinois, 60606, serves as sub-adviser for the Mid Cap Growth Stock Portfolio of the Fund. William Blair was founded over 75 years ago. For services to the Mid Cap Growth Stock Portfolio, the Mid Cap Growth Stock Portfolio pays William Blair a fee based on the average daily net assets of the Portfolio at the following rates: 0.40% on the first $500 million of assets, 0.35% on the next $500 million, and 0.33% on assets over $1 billion. As of July 31, 2013, William Blair’s assets under management were approximately $56.8 billion.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-adviser to the Small Cap Growth Stock Portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. For services to the Small Cap Growth Stock Portfolio, the Small Cap Growth Stock Portfolio pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.60% on the first $75 million of assets, 0.50% on the next $75 million, and 0.40% on assets over $150 million. As of July 31, 2013, Wellington Management had investment management authority with respect to approximately $793 billion in assets.

Appendix D Updates

The “Other Accounts Managed by Portfolio Managers” table beginning on page B-103 is hereby amended to 1) delete reference to Daniel Meehan and David R. Keuler as Portfolio Managers to the Growth Stock Portfolio, 2) delete all references to Andy Eng, Curtis J. Ludwick, Mary R. Linehan and Sean A. McLeod, and 3) add the new Portfolio Managers affiliated with the new Sub-Advisers as of July 1, 2013, as follows:

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Elizabeth Slover	Growth Stock Portfolio	7 registered investment companies with $3.2 billion in total assets under management.	13 other pooled investment vehicles with $1.1 billion in total assets under management.	1 other account with $61.3 million in total assets under management.
Fayez Sarofim	Large Cap Core Stock Portfolio	6 registered investment companies with $8.0 billion in total assets under management.	10 other pooled investment vehicles with $2.1 billion in total assets under management.	419 other accounts with $15.5 billion in total assets under management.
Gentry Lee	Large Cap Core Stock Portfolio	6 registered investment companies with $8.0 billion in total assets under management.	10 other pooled investment vehicles with $2.1 billion in total assets under management.	121 other accounts with $7.2 billion in total assets under management.
Jeff Jacobe	Large Cap Core Stock Portfolio	6 registered investment companies with $8.0 billion in total assets under management.	1 other pooled investment vehicles with $0.01 billion in total assets under management.	81 other accounts with $4.4 billion in total assets under management.
Robert C. Lanphier IV	Mid Cap Growth Stock Portfolio	3 registered investment companies with $2.0 billion in total assets under management, including 1 account with $1.2 billion in assets for which the advisory fee is based on the performance of the account.	10 other pooled investment vehicles with $1.1 billion in total assets under management.	69 other accounts with $4.3 billion in total assets under management.
David P. Ricci	Mid Cap Growth Stock Portfolio	5 registered investment companies with $2.4 billion in total assets under management, including 3 accounts with $1.9 billion in assets for which the advisory fee is based on the performance of the account.	6 other pooled investment vehicles with $409.2 million in total assets under management.	29 other accounts with $1.7 billion in total assets under management.
Mammen Chally	Small Cap Growth Stock Portfolio	9 registered investment companies with $2.3 billion in total assets under management.	3 other pooled investment vehicle with $98.9 million in total assets under management.	2 other accounts with $280.8 million in total assets under management.

The following information is added under the “Compensation of Portfolio Managers” sub-section beginning on page B-110:

The Boston Company. Portfolio managers: With the exception of the most senior portfolio managers at The Boston Company (described separately below), the portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate The Boston Company’s top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Research analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Long Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company’s net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors,

including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers’ compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.’s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers’ compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

William Blair. The compensation of the portfolio managers is based on William Blair’s mission: “to achieve success for its clients.” Messrs. Lanphier and Ricci are partners of William Blair, and their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Wellington Management. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Mason Street Advisors, LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of July 1, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Growth Stock Portfolio	Russell 2000 Growth Index

The following information is added under the “Conflicts of Interest” sub-section beginning on page B-119:

The Boston Company. Introduction. A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities. Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

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The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation. Potential Conflict: A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

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Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives. Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

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To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading. Potential Conflict: A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

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When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

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To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of The Boston Company’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest. Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

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All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship. Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

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In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting. Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

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Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading. Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company’s clients.

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Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

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Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Client Commission Arrangements. Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

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It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business. Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

—	The Boston Company does not pay referral fees to consultants.

Gifts. Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company’s Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

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The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage. Potential Conflict: The Boston Company is affiliated with certain BNY Mellon affiliated broker dealers.

—    The Boston Company does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Sarofim & Co. It is Sarofim & Co.’s policy that no managed account for which the firm has investment discretion shall receive preferential treatment over any other managed account. In allocating an opportunity among managed accounts, it is the firm’s policy that all managed accounts be treated fairly and that, to the extent possible, all managed accounts receive equivalent treatment. However, Sarofim &Co. currently manages a broad range of account types including mutual fund accounts, institutional accounts, individual accounts as well as separately managed “wrap” program accounts and “model only” program accounts. These different account types typically have different approaches to implementation that must be considered relative to providing fair treatment and achieving best execution on behalf of our clients.

When the Investment Committee announces a change in the firm’s target portfolio, our trading area utilizes a program which generates a random rotation order for executing trades across all wrap and model only sponsor programs. This wrap rotation is then integrated into an overall firm-wide trading rotation as orders for other account types are received from portfolio managers.

Orders for accounts that do not mandate specific brokerage direction receive execution priority over orders that mandate use of specific brokers. This enables our traders to block orders and manage order routing and execution more efficiently. Partially executed block orders may be added to if the overall completion rate is less than 50% and if no significant market movement that may impact fair allocation has occurred. In the event blocks may not be added to, a new block will be created and inserted into the rotation in a fair manner. Partially executed block orders at the end of a trading day are allocated on a pro-rata basis.

Sarofim & Co. employs only one investment philosophy and equity investment strategy. As a result, Sarofim & Co. believes there are no conflicts resulting from multiple investment strategies.

William Blair. Since the portfolio managers manage other accounts in addition to the Mid Cap Growth Stock Portfolio, conflicts of interest may arise in connection with the portfolio managers’ management of the Mid Cap Growth Stock Portfolio’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Reduction of Investment Sub-Advisory Fees with American Century Investment Management, Inc.

On August 8, 2013, the Board of Directors of the Series Fund approved an amended and restated investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and American Century Investment Management, Inc. (“American Century”) with respect to the Large Company Value, Mid Cap Value and Inflation Protection Portfolios (“Amended Agreement”). In approving the Amended Agreement, the Series Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Series Fund and Mason Street Advisors to amend investment sub-advisory agreement without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amended Agreements did not include any increases to fees. However, in connection with its Amended Agreement, American Century agreed to reduce its sub-advisory fees for the Large Company Value, Mid Cap Value and Inflation Protection Portfolios effective September 1, 2013. As such, “The Sub-Advisors” paragraph relating to American Century on page B-67 is replaced with the following:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.45% on the first $50 million of assets, 0.40% on the next $200 million, 0.35% on the next $250 million and 0.30% on assets in excess of $500 million. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.55% on the first $50 million of assets, 0.45% on the next $50 million and 0.40% on assets over $100 million. For the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.30% on the first $50 million of assets, 0.275% on the next $50 million, 0.25% on the next $150 million and 0.22% on assets over $250 million. As of December 31, 2012, assets under management were approximately $124.6 billion.

In addition, Mason Street Advisors has implemented additional advisory fee waivers for these Portfolios based on the reduction in American Century’s investment sub-advisory fees. The “Advisory

Fee Waiver” sub-section of the Investment Advisory and Other Services section beginning on page B-65 is amended to replace the Mid Cap Value Portfolio paragraph and to add advisory fee waiver information for the Large Company Value and Inflation Protection Portfolios as follows:

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio on assets up to $100 million such that the fee is 0.68% on the Portfolio’s first $100 million of assets, 0.65% of the next $150 million and 0.59% on assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2014.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio on assets up to $150 million such that the fee is 0.79% on the Portfolio’s first $150 million of assets and 0.70% on assets in excess of $150 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2014.

Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio on assets up to $100 million such that the fee is 0.55% on the Portfolio’s first $100 million of assets, 0.50% of the next $150 million and 0.46% on assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2014.

Assignment of Investment Sub-Advisory Agreement with Delaware Management Company

On August 8, 2013, the Board of Directors of the Series Fund approved the assignment of the Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Delaware Management Company, a series of Delaware Business Trust (“Delaware Management”) relating to the Domestic Equity Portfolio to Delaware Investments Fund Advisers (“DIFA”), another series of Delaware Management Business Trust (“DMBT”). DMBT requested the assignment to facilitate the restructuring of its registered investment company sub-advisory business into one series, which DMBT believes will provide greater internal and operational efficiencies. The transition from Delaware Management to DIFA will not result in any changes to the portfolio management or support personnel that currently provide services to the Portfolio and the terms of the Investment Sub-Advisory Agreement, the investment objective and strategies of the Portfolio, the investment processes used for the Portfolio, and the policies and procedures to which DIFA is subject in connection with the provision of services to the Portfolio, remain the same.

As a result of the assignment, the SAI is hereby amended as of such date to replace all references to “Delaware Management Company” with “Delaware Investments Fund Advisers.” The information provided for Delaware Management Company applies equally to Delaware Investments Fund Advisers.

Proxy Voting Policies and Procedures

The following information is added under “APPENDIX F – Proxy Voting Policies and Procedures” section beginning on page B-127:

The Boston Company Asset Management, LLC

BNY Mellon’s Proxy Voting and Governance Committee

Introduction to BNY Mellon’s Proxy Voting and Governance Committee

The BNY Mellon Proxy Voting and Governance Committee (the “Committee”) consists of representatives from certain investment advisory, banking, trust company, and other fiduciary business units (each, a “Member Firm”) affiliated with The Bank of New York Mellon Corporation (“BNY Mellon”). The Member Firms include:

Alcentra NY, LLC

The Bank of New York Mellon

The Bank of New York Mellon Trust Company N.A.

BNY Mellon, National Association

BNY Mellon Trust of Delaware

The Boston Company Asset Management, LLC

The Dreyfus Corporation

Lockwood Advisors, Inc.

MBSC Securities Corporation

Mellon Capital Management Corporation

Standish Mellon Asset Management Company LLC

Typically, as part of the fiduciary relationship between an investment management client and a Member Firm, the client delegates its right to exercise voting authority in connection with the securities being managed by the Member Firm for that client. The Member Firm, in exercising those voting rights on behalf of the client, does so with the guidance and assistance of the Committee. Voting rights are most commonly exercised by casting votes by proxy at shareholder meetings on matters that have been submitted to shareholders for approval.

The Committee functions within BNY Mellon’s fiduciary business framework as a sub-Committee of BNY Mellon’s Fiduciary Risk Management Committee (“FRMC”). As part of its oversight responsibilities, the FRMC monitors the activities of the Committee and reviews and assists the Committee from time to time with respect to the establishment and implementation of the Committee’s proxy voting guidelines (see below) and practices.

Certain investment advisers or other fiduciary business units of BNY Mellon are not part of the Committee, and those businesses have established separate voting practices and procedures in connection with the voting activities they undertake on behalf of their fiduciary clients. For example, information concerning the Committee and the Voting Guidelines do not represent the views of Insight Investment Management Limited, Meriten Investment Management GmbH, The Newton Group or Walter Scott & Partners Limited, and it is possible that the votes cast by any of these firms with respect to a proposal could be different than the voting of the Committee’s Member Firms on that same proposal.

Click on a link below for more information about the Committee.

—	Philosophy
—	Voting Guidelines
—	Process
—	Managing Conflicts

Philosophy

The Committee recognizes that the responsibility for the daily management of a company’s operations and strategic planning is entrusted to the company’s management team, subject to oversight by the company’s board of directors. As a general matter, our Member Firms invest in companies believed to be led by competent management and the Committee customarily votes in support of management proposals and consistent with management’s recommendations. However, the Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients’ interests as shareholders are being represented. Accordingly, the Committee will vote against those proposals that it believes would negatively impact the economic value of clients’ investments – even if those proposals are supported or recommended by company management.

The Committee seeks to vote on proxies of non-U.S. companies through application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which our clients invest. In these markets, the Committee seeks to submit proxy votes in a manner consistent with the Voting Guidelines, while taking into account the different legal and regulatory requirements. Many non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue that is likely to impact clients’ economic interest in a company, Member Firms generally will not subject their clients to the loss of liquidity that could be imposed by these requirements. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the U.S. In these markets, the Member Firms will weigh the associative costs against the benefit of voting, and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

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Voting Guidelines

The Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (“Voting Guidelines”). These Voting Guidelines are designed to assist with voting decisions which over time will result in maximizing the economic value of the securities of companies held in client accounts. The Committee believes that this approach is consistent with the fiduciary obligations of its Member Firms and with the published positions of applicable regulators with an interest in such matters (e.g., the U.S. Securities and Exchange Commission and the U.S. Department of Labor).

Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

—	The alignment of the interests of a company’s management and board of directors with those of the company’s shareholders;

—	To promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders;

—	To uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval; and

—	To promote adequate disclosure about a company’s business operations and financial performance in a timely manner.

The Summary of Voting Guidelines provides a collection of summaries of how the Committee views the subject matter of various proposals and provides insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals.

Member Firm investment management clients may receive a copy of the Voting Guidelines, as well as the Committee’s Proxy Voting Policy and any related procedures, upon request. Clients may also receive information on the proxy voting history for their Member Firm managed accounts upon request. Please contact your Member Firm relationship manager for more information.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

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Summaries of Selected Proxy Voting Guidelines

The following are summaries of how the BNY Mellon Voting and Governance Policy Committee (the “Committee”) generally views certain matters that are brought before the Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Committee uses to assist with the proxy voting process. The summaries below are published by the Committee to provide public company issuers and investors with a broad view of how the Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms’ fiduciary clients; and such summaries are not intended to limit in any way the Committee’s or any Member Firm’s actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally. Please refer to the Introduction section for an overview of the Committee, its philosophy, voting guidelines, process, and approach to conflicts of interest, and for the meanings of the capitalized terms used herein.

1.	Boards and Directors

A.	Election of Directors

The Committee believes that a majority of a company’s board members should be independent of management.

i)	Incumbent / Nominee Directors

The Committee generally votes FOR incumbent and nominee directors. However, the Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable): (1) have been disciplined by a regulatory authority and/or have been found guilty of a criminal offense, (2) attend less than 75% of meetings for two consecutive years, (3) serve on six or more boards, (4) fail to respond to approved shareholder proposals, or (5) fail to act on a tender offer where a majority of shareholders have tendered their shares.

ii)	Compensation Committee Members

a)

Generally, the Committee votes FOR incumbent members of the compensation committee. However, the Committee will generally vote to WITHHOLD support for compensation committee members who: (1) approve compensation arrangements or pay practices deemed excessive relative to peers, (2) fail to adopt mandatory “say-on-pay” frequency approved by shareholders, (3) re-price or exchange stock options without shareholder approval, or (4) manage single or modified-single trigger executive severance agreements.

b)

The Committee also will generally WITHHOLD support for compensation committee members if the company’s compensation plans are either discretionary or greater than 50% time-based without effective clawbacks. When determining the effectiveness of a company’s clawback/recoupment policy, the Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company’s policy extends to named executive officers and other senior executive officers (and not simply the CEO and CFO), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been “unearned” during the prior 3-year period; and (4) if the policy considers performance-based compensation (either in its entirety or a portion, depending on the award structure) to be “unearned” and subject to recoupment if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of “misconduct” or fraudulent activity and/or a formal restatement of financial results).

c)	The Committee will generally WITHHOLD support in situations where there is insufficient disclosure to discern whether executive pay and performance are linked and adequate controls are in place.

iii)	Audit Committee

Generally, the Committee votes FOR independent incumbent members of an audit committee. However, the Committee will vote to WITHHOLD support in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv)	Management Nominees

The Committee generally votes FOR management nominees for board or committee membership. In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Committee will generally WITHHOLD its support.

B.	Board Governance

i)	Classified Board

The Committee believes shareholders should annually vote for all members on a company’s board of directors. The Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii)	Board Independence

The Committee votes FOR management proposals for the election of independent directors that are consistent or more restrictive than listing standards and generally favors an independent chairperson. Conversely, the Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director “independence.”

iii)	Board Size

The Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Committee votes AGAINST proposals that remove the shareholders’ right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv)	Vote Majority and Removal

Generally, the Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Committee votes AGAINST management proposals that require a supermajority vote for removal.

v)	Additional Board Considerations

Generally, the Committee votes FOR management proposals that prescribe requirements for elected directors including term limits, stock ownership, and separating the positions of Chairman and CEO. However, the Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed.

2.	Accounting and Audit

Generally, the Committee votes FOR the ratification of the board’s selection of an auditor for the company. The Committee will vote AGAINST the ratification of the auditors if there are concerns of: (1) negligence due to issuance of an inaccurate audit opinion, or (2) non-audit fees are either excessive or not adequately disclosed. The Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3.	Anti-Takeover Measures

Generally, the Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. However, the Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A.	Shareholder Rights Plan or “Poison Pill”

Generally, the Committee votes FOR proposals to rescind a “poison pill” or proposals that require shareholder approval to implement a “pill.” Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B.	Non-net Operating Loss Shareholder Rights Plan

The Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 1 year, (3) the plan terminates if not ratified by shareholder majority, (4) there are no “dead hand” or “modified dead hand” provisions, and (5) the plan has a qualified offer clause. The Committee reviews these NNOL plans on a case-by-case basis outside of these prescribed requirements.

C.	Special Meetings and Majority Vote

The Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to a shareholder’s right to call a special meeting, the Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 15%, but no more than 25%, of the company’s outstanding stock) are required to agree before such a meeting is called. However, the Committee may vote AGAINST certain similar proposals, if (for example) the structure would favor a dominant shareholder to the exclusion of other shareholders.

4.	Capital Structure, Mergers, Sales and Transactions

A.	Mergers

With respect to proposals to reincorporate or to affect some other type of corporate reorganization, the Committee’s primary concern is the long-term economic interests of shareholders. In making these decisions, the Committee considers the Proxy Advisor’s vote recommendation, Committee member’s opinions’ and the fairness opinion when voting for or against a merger/reorganization or similar proposals.

B.	Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that uphold the shareholders’ long-term economic interest.

i)	The Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii)

The Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C.	Authorized Stock Increases

Generally, the Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry’s average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Committee will generally vote AGAINST such proposals that would exceed the industry’s average rate and/or the business purpose is not articulated sufficiently.

D.	Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisor and the fairness opinion agree, the Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Committee generally votes AGAINST proposals to issue preferred stock.

5.	Corporate Governance

A.	Cumulative Voting

The Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B.	Confidential Voting

The Committee generally votes FOR opportunities that maintain shareholder voting confidentially or the employment of independent inspectors to uphold a fair voting process.

C.	Amend Bylaw, Charter or Certificate

Generally, the Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Committee votes AGAINST such proposals.

D.	Indemnity Liability Protection

Generally, the Committee votes FOR proposals to limit directors’ liability or expand indemnification on behalf of their service to the company. However, the Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

E.	Adjourn Meeting

In cases where the Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Committee will vote FOR the adjournment.

6.	Proxy Contests

In the case of proxy contests, the Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Committee’s general policy is to consider: (1) the long-term economic impact of the decision, (2) the company’s record and management’s ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7.	Social, Ethical and Environmental

The Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to- benefit considerations, (2) the company’s current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal’s underlying objective is within the scope of the company’s influence and control.

The Committee generally votes FOR shareholder sponsored proposals when the proposal can reasonably be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8.	Compensation and Benefits

A.	Equity Compensation

The Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Committee generally votes FOR proposals relating to equity compensation plans that: (1) prohibit share re-pricing without shareholder approval, (2) use section 162 (m) rules for plan administration by independent directors, and (3) that require an issuance of stock or options as equal payment in lieu of cash to directors.

The Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model, (2) allow option exchange or re-pricing without shareholder approval, and (3) accelerate vesting without consummation of a change-in-control transaction.

The Committee reviews on a CASE-BY-CASE basis those proposals that:

i)

pass our shareholder value transfer model and either (1) fail our burn rate model; (2) the plan is “silent” on repricing and the company has a history of the practice or (3) our Proxy Advisor recommends an “against” vote;

ii)	fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Committee or (2) includes details regarding extenuating business circumstances; or

iii)	concern plans that serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

B.	Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Committee will generally vote FOR management proposals on say-on-pay. However, the Committee generally votes AGAINST management in situations where: (1) the company re- priced or exchanged stock options without shareholder approval, (2) the company has single- or modified single-trigger executive severance agreements, (3) the company’s compensation plans are either discretionary or greater than 50% time-based without effective clawbacks. When determining the effectiveness of a company’s clawback/recoupment policy, the Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company’s policy extends to named executive officers and other senior executive officers (and not simply the CEO and CFO), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been “unearned” during the prior 3- year period; and (4) if the policy considers performance-based compensation (either in its entirety or a portion, depending on the award structure) to be “unearned” and subject to recoupment if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of “misconduct” or fraudulent activity and/or a formal restatement of financial results).

The Committee will generally vote AGAINST the proposal if there is insufficient disclosure to discern whether executive pay and performance are linked and adequate controls are in place.

C.	Option Re-pricing or Exchange

Generally, the Committee believes that stock compensation aligns managements’ and shareholders’ interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for- value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Committee generally votes FOR proposals that require stock option exchange and repricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or repricing requests do not meet these criteria, the Committee generally votes AGAINST the management proposal.

D.	Golden Parachute Plans

In reviewing management compensation agreements, the Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive’s total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E.	Other Compensation Requests

The Committee generally votes FOR proposals requesting loans for management where the interest rate follows the IRS or other prevailing market rates of interest.

Generally, the Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limits the discount to 15% or less.

The Committee generally votes FOR the expensing of stock options on a company’s financial statements.

The Committee generally votes FOR proposals to exclude pension income for executives from the company’s total income, as used to determine executive compensation plan calculations.

Generally, the Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and 25% of shares awarded.

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Process

The Committee has retained the services of two independent proxy advisors (“Proxy Advisors”) to provide the Committee with comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis by the Committee in accordance with its Voting Guidelines. The Committee has engaged one of its Proxy Advisors as its proxy voting agent (the “Proxy Agent”) to administer the mechanical, non-discretionary elements of proxy voting and reporting for Member Firm clients. In that administrative role, the Committee has directed the Proxy Agent to follow the specified Voting Guidelines and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched will be voted in accordance with the applicable guideline or referred to the Committee if the guideline so requires. Proxy proposals or shareholder voting matters for which the Committee has not yet established a guideline (e.g., new proposals arising from emerging economic or regulatory issues) will be referred to the Committee for discussion and vote.

For items referred to it, the Committee may determine to accept or reject any recommendation based on the research and analysis provided by its Proxy Advisors or on any independent research and analysis obtained or generated by the Committee. In all cases, the ultimate voting decision and responsibility rests with the Member Firms, which are accountable to their clients.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

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Managing Conflicts

It is the policy of the Committee to make proxy voting decisions that are solely in the best long-term economic interests of the clients of its Member Firms. The Committee is aware that, from time to time, voting on a particular proposal or with regard to a particular issuer may present a potential for conflict of interest for its Member Firms. For example, potential conflicts of interest may arise when: (1) a proponent of a proxy proposal has a business relationship with some BNY Mellon affiliated company; and/or (2) an employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal.

Aware of the potential for conflicts to influence the voting process, the Committee and the FRMC consciously developed the Voting Guidelines and structured the Committee and its practices with several layers of controls that are designed to ensure that the Committee’s voting decisions are not influenced by interests other than those of its Member Firms’ fiduciary clients. For example, the Committee developed its Voting Guidelines with the assistance of internal and external research and recommendations provided by third party vendors but without consideration of any BNY Mellon client relationship factors. The Committee has directed the Proxy Agent to apply the Voting Guidelines to individual proxy items in an objective and consistent manner across client accounts and similarly has directed the Proxy Agent to administer proxy voting for Member Firm clients. When proxies are voted in accordance with these pre-determined guidelines, it is the Committee’s view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.

For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Committee for discussion and vote. In these instances, the Committee votes based upon its principle of maximizing shareholder value. In this context the Committee seeks to address the potential for conflicts presented by such “referred” items through deliberately structuring its membership. The representatives of the Member Firms on the Committee do not include individuals whose primary duties relate to sales, marketing or client services. Rather the Committee consists of senior officers and investment professionals from its Member Firms, and is supported by members of BNY Mellon’s Compliance, Legal and Risk Management Departments, as necessary.

With respect to the potential for personal conflicts of interest, BNY Mellon’s Code of Conduct requires that all employees make business decisions free from conflicting outside influences. Under this Code, BNY Mellon employees’ business decisions are to be based on their duty to BNY Mellon and to their clients, and not driven by any personal interest or gain. All employees are to be alert to any potential for conflict and to identify and mitigate or eliminate any such conflict. Accordingly, members of the Committee with a personal conflict of interest regarding a particular public company or proposal that is being voted upon must recuse themselves from participation in the discussion and decision-making process with respect to that matter.

Additionally, there are certain instances where the Committee may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid any potential conflicts of interest or as otherwise required by applicable law. Use of an independent fiduciary has been adopted for voting the proxies issued by BNY Mellon and by any individual fund within The Dreyfus Family of Funds or The BNY Mellon Funds. If necessary or appropriate, the Committee may engage the independent fiduciary to vote proxies issued by other companies.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

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March 11, 2013

PROXY VOTING POLICY

FAYEZ SAROFIM & CO. AND AFFILIATES

An investment adviser subject to the Investment Advisers Act of 1940 (the “Advisers Act”) acts as a fiduciary with respect to each of its clients. In so acting, the investment adviser owes two duties to each of its clients with respect to all services undertaken on the client’s behalf, including proxy voting: a duty of care and a duty of loyalty. As part of the duty of care, an investment adviser with proxy voting authority is required to monitor corporate events and to vote the proxies. As part of the duty of loyalty, the investment adviser is required to cast the proxy votes in a manner consistent with the best interests of the client, and the investment adviser must not subrogate a client’s interests to its own interests.

Fayez Sarofim & Co. and those of its affiliated companies which are investment advisers (individually, a “Sarofim Investment Adviser;” collectively, the “Sarofim Investment Advisers”) have adopted the policy (the “Proxy Voting Policy”) of voting all proxies relating to securities held in the accounts of each of their respective clients in accordance with their best judgment concerning the economic long-term best interests of the client owning the securities, except for proxies relating to securities that are held at the time the Sarofim Investment Adviser commences active management of the client’s account and are sold immediately after the Sarofim Investment Adviser commences such active management and with respect to which no other accounts actively managed by the Sarofim Investment Adviser already hold that security (such securities being referred to as “Zero Holder Securities”). The policy of the Sarofim Investment Advisers is not to vote Zero Holder Securities.

No officer, director, shareholder or employee of a Sarofim Investment Adviser is permitted to participate in the proxy voting process for a particular security held in a client account of a Sarofim Investment Adviser if that person (an “Interested Person”) is (i) an officer or director of the issuer of that security (the “Issuer”), (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

In deciding how to vote proxies, the Sarofim Investment Advisers rely, for the most part, on (i) the business judgment of the Issuer’s management and directors and (ii) the fiduciary responsibilities that the Issuer’s directors have with respect to the Issuer’s shareholders. However, whenever a Sarofim Investment Adviser determines, based upon the information available to it, that management’s recommendations do not appear to be in the best interests of the Issuer’s shareholders, management’s recommendations will not be followed in voting the proxies.

As part of the Proxy Voting Policy, each Sarofim Investment Adviser shall (i) retain copies of the Proxy Voting Policy and proxy voting procedures adopted from time to time, (ii) retain or cause to be retained copies of all proxy statements received regarding client securities, (iii) retain or cause to be retained records of votes cast on behalf of clients, (iv) retain records of all client requests for proxy voting information and (v) retain any documents, including those in electronic format, prepared by the Sarofim Investment Adviser that were material to deciding how to vote, or that constituted the basis for the decision. The requirement to retain copies of proxy statements shall be satisfied, as permitted by Rule 204-2 under the Advisers Act, by obtaining a copy of the relevant proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. A Sarofim Investment Adviser may satisfy the requirement of retaining records of votes cast on behalf of clients through the use of a third party to make and retain, on the relevant Sarofim Investment Adviser’s behalf, a record of the votes cast, but only if the third party has agreed to provide a copy of the record promptly upon request to the Sarofim Investment Adviser.

The Sarofim Investment Advisers have determined that the Proxy Voting Policy, as well as information on how a Sarofim Investment Adviser has voted with respect to securities held by clients, should be made available to clients of the Sarofim Investment Advisers. A client will have access to the Proxy Voting Policy through one or more of the following sources: (i) mailings to clients by the Sarofim Investment Advisers, (ii) the SEC Form ADV, Part II prepared by each of the Sarofim Investment Advisers and (iii) responses to written requests submitted to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co., Two Houston Center, Suite 2907, 909 Fannin St., Houston, Texas 77010. Information related to a Sarofim Investment Adviser’s vote with respect to securities held by clients may be obtained by a client’s making a written request to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co. at the same address.

Each Sarofim Investment Adviser shall maintain and preserve all books and records required to be maintained and preserved by it in accordance with the Proxy Voting Policy and applicable law in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on or in such books and records. During the first two years of such period, such books and records shall be located in an appropriate office of the relevant Sarofim Investment Adviser. This requirement with respect to maintenance and preservation of books and records will not apply in the case of proxy statements obtained through the EDGAR system and in the case of records of votes cast made and retained by a third party.

The Proxy Voting Policy may be changed from time to time in accordance with applicable law by action of the Board of Directors of the Sarofim Investment Adviser. It is possible that such change may result in that Sarofim Investment Adviser having a Proxy Voting Policy different from the other Sarofim Investment Advisers.

PROXY VOTING PROCEDURES

FAYEZ SAROFIM & CO. AND AFFILIATES

Fayez Sarofim & Co. and those of its affiliated companies which are investment advisers (individually, a “Sarofim Investment Adviser,” collectively, the “Sarofim Investment Advisers”) have entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) pursuant to which ISS provides the following in connection with the voting of proxies by the Sarofim Investment Advisers: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. ISS provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by the Sarofim Investment Advisers.

The decision-making process with respect to the voting of proxies by a Sarofim Investment Adviser is based primarily on a review of the particular proxy statement by the analyst who is responsible for the research coverage of that Issuer. Such review is undertaken in accordance with the Proxy Voting Policy of Fayez Sarofim & Co. and Affiliates (the “Proxy Voting Policy”), and such review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst’s vote recommendation differs from the ISS vote recommendation, the analyst must provide a written explanation of why the analyst’s vote recommendation differs from the ISS vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by an investment member of the Sarofim Investment Adviser’s Proxy Committee. If such investment member of the Sarofim Investment Adviser’s Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst’s vote recommendation shall be final and binding. If such investment member and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the investment members of the Sarofim Investment Adviser’s Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding. Neither the analyst nor any member of the Sarofim Investment Adviser’s Proxy Committee involved in the consideration of the vote may be a person (an “Interested Person”) who is (i) an officer or director of the issuer of that security (the “Issuer”), (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security. If the analyst is an Interested Person, the Sarofim Investment Adviser’s Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Sarofim Investment Adviser’s Proxy Committee are all Interested Persons, the Board of Directors of the Sarofim Investment Adviser shall appoint an individual who is not an Interested Person to participate in the required review of an analyst’s vote recommendation.

A Sarofim Investment Adviser will provide proxy voting reports to those clients who submit a written request for such information to Mrs. Raye G. White, Executive Vice President, Fayez Sarofim & Co., Two Houston Center, Suite 2907, 909 Fannin St., Houston, Texas 77010.

These Proxy Voting Procedures may be changed from time to time in accordance with applicable law by action of the Board of Directors of the Sarofim Investment Adviser desiring such change. It is possible that such change may result in that Sarofim Investment Adviser having Proxy Voting Procedures different from the other Sarofim Investment Advisers.

Wellington Management Company, llp

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1) Takes responsibility for voting client proxies only upon a client’s written request.

2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8) Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

Wellington Management Company, llp

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

Composition and Role of the Board of Directors

• Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

• Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

• Adopt Director Tenure/Retirement Age (SP):	Against

• Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP):	Against

• Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a Lead Director (SP):	Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

• Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• To approve compensation packages for named executive Officers:	Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

• Exchange Underwater Options:	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

• Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

• Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees:	Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

–	We generally support plans that include:
–	Shareholder approval requirement
–	Sunset provision
–	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting:	Against

• Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP):	Case-by-Case

• Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision:	For

• Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent:	Against

Capital Structure

• Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	Case-by-Case

• Issue Debt Instruments:	Case-by-Case

Environmental and Social Issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

• Disclose Political and PAC Gifts (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: March 8, 2012

William Blair & Company

Domestic Proxy Voting Policy Statement and Procedures

January 2013

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of

1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes.

William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

—	William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

—	A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

—	William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital

—	Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

—	The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

—	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

—

If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

William Blair & Company

2013 U.S. Proxy Voting Guidelines

Concise Summary

(Digest of Selected Key Guidelines)

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

—	An auditor has a financial interest in or association with the company, and is therefore not independent;
—	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
—	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
—	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

—	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

—	A classified board structure;
—	A supermajority vote requirement;
—	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
—	The inability of shareholders to call special meetings;
—	The inability of shareholders to act by written consent;
—	A dual-class capital structure; and/or
—	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
—

The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

—	The issuer’s rationale;
—	The issuer’s governance structure and practices; and
—	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
—	The company’s response, including:
-	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
-	Specific actions taken to address the issues that contributed to the low level of support;
-	Other recent compensation actions taken by the company;
—	Whether the issues raised are recurring or isolated;
—	The company’s ownership structure; and
—	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.1.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.2.	Failure to replace management as appropriate; or
1.3.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

1.17.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

—	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
—	The company’s ownership structure and vote results;
—	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
—	The previous year’s support level on the company’s say-on-pay proposal.

2. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

2.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
2.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
2.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
2.4.	Independent directors make up less than a majority of the directors.

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

—	The subject matter of the proposal;
—	The level of support and opposition provided to the resolution in past meetings;
—	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
—	Actions taken by the board in response to its engagement with shareholders;
—	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
—	Other factors as appropriate.

3. Director Competence

Attendance at Board and Committee Meetings:

3.1.

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

—	Medical issues/illness;
—	Family emergencies; and
—	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

—	Company-specific factors; and
—	Proposal-specific factors, including:
¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
¡	The maximum proportion of directors that shareholders may nominate each year; and
¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

—	Long-term financial performance of the target company relative to its industry;
—	Management’s track record;
—	Background to the proxy contest;

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

—	Qualifications of director nominees (both slates);
—	Strategic plan of dissident slate and quality of critique against management;
—	Likelihood that the proposed goals and objectives can be achieved (both slates);
—	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

—	No lower than a 20% trigger, flip-in or flip-over;
—	A term of no more than three years;
—	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
—

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

—	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
—	The value of the NOLs;
—	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
—

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

—	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

—	Shareholders’ current right to act by written consent;
—	The consent threshold;

—	The inclusion of exclusionary or prohibitive language;
—	Investor ownership structure; and
—	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

—	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;
—	A majority vote standard in uncontested director elections;
—	No non-shareholder-approved pill; and
—	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

—	Past Board Performance:
—	The company’s use of authorized shares during the last three years

—	The Current Request:
—	Disclosure in the proxy statement of the specific purposes of the proposed increase;
—	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
—

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

—	The company discloses a compelling rationale for the dual-class capital structure, such as:
-	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
-	The new class of shares will be transitory;
—	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

7“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

—	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

—	Past Board Performance:
-	The company’s use of authorized preferred shares during the last three years;

—	The Current Request:
-	Disclosure in the proxy statement of the specific purposes for the proposed increase;
-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
-

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

-	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

—

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

—	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
—

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

—

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

—

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS

Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

—

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

—	There is a significant misalignment between CEO pay and company performance (pay for performance);
—	The company maintains significant problematic pay practices;
—	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

—

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

—	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
—	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
—	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

—	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
¡	Magnitude of pay misalignment;
¡	Contribution of non-performance-based equity grants to overall pay; and
¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:
—	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
—	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

—	The ratio of performance- to time-based equity awards;
—	The overall ratio of performance-based compensation;
—	The completeness of disclosure and rigor of performance goals;
—	The company’s peer group benchmarking practices;
—	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
—	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
—	Realizable pay compared to grant pay; and
—	Any other factors deemed relevant.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

—	Problematic practices related to non-performance-based compensation elements;
—	Incentives that may motivate excessive risk-taking; and
—	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

—	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
—	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
—	New or extended agreements that provide for:
-	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
-	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
-	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

—	Multi-year guaranteed bonuses;
—	A single or common performance metric used for short- and long-term plans;
—	Lucrative severance packages;
—	High pay opportunities relative to industry peers;
—	Disproportionate supplemental pensions; or
—	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

—	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
—	Duration of options backdating;
—	Size of restatement due to options backdating;
—	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
—	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

—	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
—	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
¡	The company’s response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;
▪	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	The company’s ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

—	Single- or modified-single-trigger cash severance;
—	Single-trigger acceleration of unvested equity awards;
—	Excessive cash severance (>3x base salary and bonus);
—	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
—	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
—

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

—	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

—	The total cost of the company’s equity plans is unreasonable;
—	The plan expressly permits repricing;
—	A pay-for-performance misalignment is found;
—	The company’s three year burn rate exceeds the burn rate cap of its industry group;
—	The plan has a liberal change-of-control definition; or
—	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

—	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
—	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
—	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
—	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
—

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

—

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

—	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
—	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

—

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

—	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

—	The company’s current disclosure of relevant policies and oversight mechanisms;
—	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
—	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

Please retain this Supplement for future reference.